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Exhibit 23.2

CONSENT OF BEARD MILLER COMPANY LLP, INDEPENDENT AUDITORS

        We hereby consent to the incorporation by reference in this Registration Statement (Form S-8) pertaining to the Peoples First, Inc. 2001 Stock Option Plan, of our report dated January 16, 2004, relating to the consolidated financial statements of Peoples First, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

/s/ Beard Miller Company LLP

Reading, Pennsylvania
March 22, 2004

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CONSENT OF BEARD MILLER COMPANY LLP, INDEPENDENT AUDITORS